Exhibit 99.1

Access National Announces First Quarter 2018 Earnings

RESTON, Va.--(BUSINESS WIRE)--April 26, 2018--Access National Corporation (NASDAQ: ANCX) (the “Corporation” or “Access”), parent company for Access National Bank (the “Bank”) and Middleburg Investment Group, reported first quarter 2018 net income of $8.1 million, or $0.39 per diluted share. This represents the Corporation’s 71st consecutive quarterly profit over its 73 quarter history. Consistent with management’s stated objective of a 40% dividend payout ratio against baseline earnings, the Board of Directors declared a dividend of $0.15 per share for common shareholders of record as of May 10, 2018 and payable on May 25, 2018.

Highlights

  First quarter net income of $8.1 million or $0.39 per diluted share;
  Tangible book value1 per common share was $11.65 at March 31, 2018, an increase of $0.13 from the linked quarter;
  Loans held for investment were $1.92 billion at March 31, 2018 compared to $1.07 billion at March 31, 2017, a year-over-year increase of 79.4%; and
  Non-interest bearing demand deposits of $706.1 million were 32.1% of total deposits at March 31, 2018 compared to $376.7 million at March 31, 2017, a year-over-year increase of 87.5%.

The period ended March 31, 2018 represented the first quarter of operations free of material merger and integration costs related to the acquisition of Middleburg Financial Corporation. According to Access CEO Michael Clarke, “We are encouraged by our earnings in this first quarter of 2018 but have room for improvement. The earnings are directionally consistent with the metric upon which the acquisition was structured. However, we are disappointed in the lack of growth in total loans and deposits on a linked quarter basis. We attribute the lack of growth to seasonal factors. We are confident in executing our strategy and ability to deliver against our stated strategic financial targets.

Total deposits dropped $37.2 million or 1.7% from December 31, 2017 to March 31, 2018; however, demand deposits, savings and money market accounts grew $12.3 million. Strength and focus on core deposits are evidenced by the steady 55.0% contribution of demand deposits to total deposits.

Comparing March 31, 2018 figures to the linked quarter, total loans held for investment declined $54.0 million. Seasonal reductions of $37.6 million in revolving commercial lines of credit as well as reductions in commercial mortgage loans totaling $21.7 million account for the decrease. The reductions in these loan balances did not reflect the loss of any valued, targeted relationships.”

Mr. Clarke concluded, “The hard work of conversion is behind us. The focus now is on expanding the existing valued client relationships and acquiring new targeted clients on an accelerated basis. Continued execution of our plan should translate into improved operating efficiencies and improved relative performance that builds shareholder value.”

First quarter 2018 pre-tax earnings were $9.9 million, up from the $9.0 million reported in the fourth quarter of 2017. The commercial banking segment’s net interest income declined $728 thousand from the linked quarter, from $23.7 million to $23.0 million, due mainly to the decrease in average balances of loans held for investment coupled with the decrease in yield on earnings assets. During the fourth quarter of 2017, management planned for and made a strategic sale and disposition of $25.7 million in loans. The commercial banking segment’s other expense reflected a decrease of $1.5 million when compared to the prior quarter as fourth quarter 2017 included a pre-tax impairment charge of $3.1 million.

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1 Non-GAAP financial information. See “Reconciliation of Non-GAAP Financial Measures” at end of release.

The net interest margin on a fully tax equivalent (non-GAAP) basis decreased to 3.70% from 3.83% when comparing first quarter 2018 to fourth quarter 2017. The decrease in net interest margin was due to a $451 thousand decrease in the recognized credit mark accretion, from $1.5 million in the fourth quarter of 2017 to $774 thousand in the first quarter of 2018 (a 7 basis point decrease), as well as to the decrease in the federal tax rate, from 35% in fourth quarter 2017 to 21% in the first quarter 2018, which reduced fully tax equivalent income by $324 thousand in the first quarter of 2018 (a 5 basis point decrease).

Total deposits at March 31, 2018 were $2.20 billion, down slightly from the $2.23 billion at December 31, 2017. While noninterest-bearing deposits saw a $38.8 million decrease from the linked quarter to $706.1 million, noninterest-bearing deposits remain the largest and most attractive source of funding for the Corporation, comprising 32.1% of the deposit portfolio. Interest-bearing deposits remained consistent between the first quarter of 2018 and the linked quarter. The Corporation continues to replace its brokered deposits with high value demand deposit relationships as evidenced by the $27.8 million decrease in brokered deposits, from $51.0 million at December 31, 2017 to $23.2 million at March 31, 2018. The go-forward strategy places a high priority on the maintenance and expansion of core deposits.

Non-performing assets (“NPAs”) increased to $7.5 million at March 31, 2018 from $5.3 million at December 31, 2017, representing 0.26% and 0.18% of total assets, respectively. Included in the NPA total is $643 thousand in other real estate owned. The allowance for loan loss was $15.9 million and $15.8 million at March 31, 2018 and December 31, 2017, respectively, and represented 0.83% and 0.80% of total loans held for investment, respectively. The remaining credit and fair value marks on the loans acquired in the merger totaled $12.2 million at March 31, 2018.

Tangible book value2 per common share increased to $11.65 at March 31, 2018 from $11.52 at December 31, 2017. The tangible common equity ratio for Access National Corporation and its subsidiary bank was 9.10% at March 31, 2018, within the Corporation’s target range of 8.50% to 9.50%.

Access National Corporation is the parent company of Access National Bank and Middleburg Investment Group serving Northern and Central Virginia. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

Forward-Looking Statements

The information presented herein contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding expectations or predictions of future financial or business performance or conditions. Forward-looking statements may be identified by words such as "may," "could," "will," "expect," "believe," "anticipate," "forecast," "intend," "plan," "prospects," "estimate," "potential," or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements in this report may include, but are not limited to, statements about projected impacts of and financial results generated by the merger of Access and Middleburg Financial Corporation (“Middleburg”). Forward-looking statements speak only as of the date they are made and Access assumes no duty to update forward-looking statements.

In addition to factors previously disclosed in Access's reports filed with the SEC and those identified elsewhere in this release, the following factors, among others, could cause actual results to differ materially from the results expressed in or implied by forward-looking statements and historical performance: changes in asset quality and credit risk; changes in interest rates and capital markets; the introduction, timing and success of business initiatives; competitive conditions; and the inability to recognize cost savings or revenues or to implement integration plans associated with the merger of Access and Middleburg.

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2 Non-GAAP financial information. See “Reconciliation of Non-GAAP Financial Measures” at end of release.

Access National Corporation
Consolidated Balance Sheet - Unaudited

	March 31,	December 31,	March 31,
(In Thousands Except for Share and Per Share Data)	2018	2017	2017

ASSETS

Cash and due from banks	$17,084	$29,855	$11,740

Interest-bearing balances and federal funds sold	127,280	92,458	31,866

Investment securities:
Available-for-sale, at fair value	402,762	407,446	190,129
Held-to-maturity, amortized cost (fair value of $15,657, $16,379 and $9,273, respectively)	15,676	15,721	9,186
Total investment securities	418,438	423,167	199,315

Restricted Stock, at amortized cost	16,502	16,572	6,324

Loans held for sale - at fair value	30,008	31,999	36,299

Loans held for investment net of allowance for loan losses of $15,928, $15,805 and $13,727, respectively	1,908,983	1,963,104	1,059,064

Premises, equipment and land, net	28,111	27,797	7,097

Goodwill and intangible assets, net	185,646	185,161	1,821

Other assets	101,796	103,781	47,821

Total assets	$2,833,848	$2,873,894	$1,401,347

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$706,128	$744,960	$376,674

Interest-bearing demand deposits	511,850	496,677	141,981

Savings and interest-bearing deposits	659,615	623,889	330,124

Time deposits	319,335	368,622	308,211

Total deposits	2,196,928	2,234,148	1,156,990

Short-term borrowings	143,413	145,993	61,827

Long-term borrowings	40,000	40,000	50,000

Trust preferred debentures	3,903	3,883	-

Other liabilities and accrued expenses	22,951	28,246	9,596

Total Liabilities	2,407,195	2,452,270	1,278,413

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding, 20,695,946, 20,534,163 and 10,787,490 , respectively	17,281	17,146	9,008

Additional paid in capital	311,675	307,670	24,254

Retained earnings	103,955	98,584	91,198

Accumulated other comprehensive income (loss), net	(6,258)	(1,776)	(1,526)

Total shareholders' equity	426,653	421,624	122,934

Total liabilities and shareholders' equity	$2,833,848	$2,873,894	$1,401,347

Access National Corporation
Consolidated Statement of Operations - Unaudited

	Three Months Ended
(In Thousands Except for Share and Per Share Data)	March 31, 2018	March 31, 2017

INTEREST INCOME
Interest and fees on loans	$23,411	$12,199

Interest on federal funds sold and bank balances	517	131

Interest and dividends on securities	2,680	1,224
Total interest income	26,608	13,554

INTEREST EXPENSE
Interest on deposits	2,798	1,502

Interest on other borrowings	565	362
Total interest expense	3,363	1,864
Net interest income	23,245	11,690

Provision for loan losses	750	1,400
Net interest income after provision for loan losses	22,495	10,290

NONINTEREST INCOME
Service charges and fees	477	280

Gain on sale of loans	2,792	3,345

Other Income	4,126	2,378
Total noninterest income	7,395	6,003

NONINTEREST EXPENSE
Salaries and benefits	11,728	8,040

Occupancy and equipment	2,241	820

Other operating expense	6,005	4,886
Total noninterest expense	19,974	13,746
Income before income tax	9,916	2,547

Income tax expense	1,830	1,178
NET INCOME	8,086	1,369

Earnings per common share:
Basic	$0.39	$0.13
Diluted	$0.39	$0.13

Average outstanding shares:
Basic	20,619,817	10,724,798
Diluted	20,715,188	10,857,235

Performance and Capital Ratios - Unaudited

	Three Months	Three Months	Three Months	Three Months	Three Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31
(Dollars In Thousands)	2018	2017	2017	2017	2017	2017

Return on average assets (annualized)	1.06%	0.43%	0.96%	0.55%	0.74%	0.67%
Return on average equity (annualized)	7.06%	3.09%	6.69%	3.73%	8.57%	5.03%
Return on average tangible equity (annualized) (1)	13.57%	5.06%	11.89%	6.73%	8.70%	7.72%
Net interest margin - fully tax equivalent basis (1)	3.70%	3.83%	4.41%	4.28%	3.85%	3.88%
Net interest margin	3.65%	3.77%	3.76%	3.91%	3.46%	3.81%
Efficiency ratio - Bank only	59.65%	51.48%	57.56%	59.23%	53.26%	55.72%
Total average equity to earning assets	16.59%	15.55%	16.00%	16.68%	8.99%	14.82%
Tangible common equity ratio (1)	9.10%	8.79%	8.85%	8.97%	8.65%	8.79%

Averages
Assets	$2,856,201	$2,837,834	$2,922,105	$2,789,088	$1,401,652	$2,453,894
Loans held for investment	1,950,077	1,965,608	2,002,842	1,896,824	1,052,167	1,704,040
Loans held for sale	21,257	30,006	28,734	28,254	24,461	27,881
Interest-bearing deposits & federal funds sold	136,969	102,095	136,222	121,572	64,628	104,566
Investment securities	434,003	420,218	437,628	422,792	209,533	362,614
Earning assets	2,548,836	2,536,000	2,617,443	2,471,036	1,353,360	2,212,020
Interest-bearing deposits	1,517,030	1,528,133	1,566,286	1,523,997	761,075	1,327,262
Total deposits	2,215,222	2,247,225	2,277,759	2,163,567	1,096,309	1,922,249
Repurchase agreements & federal funds purchased	57,344	54,702	58,149	53,949	28,369	48,378
FHLB short term borrowings	91,002	68,300	59,697	57,824	86,200	67,907
FHLB long-term borrowings	40,000	46,304	82,790	79,892	59,556	66,329
Trust Preferred debt	3,891	3,871	3,029	3,824	-	2,691
Equity	$422,780	$394,319	$418,678	$412,146	$121,724	$327,738
Tangible equity (1)	$238,381	$240,754	$235,526	$228,480	$119,896	$213,756

Allowance for loan losses	$15,928	$15,805	$15,692	$14,671	$13,727	$15,805
Allowance for loan losses/loans held for investment	0.83%	0.80%	0.80%	0.76%	1.28%	0.80%
Remaining fair value marks on purchased performing loans	$10,415	$11,241	$12,444	$13,584	NA	$11,241
Purchased credit impaired loans	$4,702	$4,969	$5,184	$7,237	NA	$4,969
Remaining fair value marks on purchased credit impaired loans	$1,749	$1,175	$694	$2,296	NA	$1,175
Total NPA	$7,453	$5,270	$7,817	$8,954	$5,244	$5,270
NPA to total assets	0.26%	0.18%	0.27%	0.32%	0.37%	0.18%

Mortgage loan originations and brokered loans	$84,411	$113,513	$107,706	$116,958	$202,206	$432,678
Gain on sale of mortgage loans net hedging activity	$3,273	$4,984	$5,371	$5,421	$3,416	$19,192
Allowance for losses on mortgage loans sold	$953	$953	$987	$1,029	$1,029	$953

Wealth Services segment - assets under management	$1,942,526	$1,955,720	$1,935,780	$1,927,629	$676,865	$1,955,720

Book value per common share	$20.62	$20.53	$20.55	$20.36	$11.40	$20.53

Tangible book value per common share (1)	$11.65	$11.52	$11.64	$11.32	$11.23	$11.52

(1) Non-GAAP financial information. See "Reconciliation of Non-GAAP Financial Measures" at end of release.

Composition of Loan Portfolio - Unaudited
	March 31, 2018		December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Commercial real estate - owner occupied	$462,298	24.02%	$467,082	23.60%	$443,128	22.50%	$401,853	20.84%	$262,431	24.46%
Commercial real estate - non-owner occupied	419,139	21.77	436,083	22.04	435,181	22.09	377,037	19.55	205,452	19.15
Residential real estate	476,366	24.75	489,669	24.74	512,621	26.03	525,649	27.26	212,007	19.76
Commercial	437,287	22.72	463,652	23.43	449,450	22.82	476,055	24.69	294,451	27.45
Real estate construction	104,528	5.43	97,481	4.93	104,193	5.29	124,186	6.44	91,614	8.54
Consumer	25,293	1.31	24,942	1.26	25,087	1.27	23,565	1.22	6,836	0.64
Total loans	$1,924,911	100.00%	$1,978,909	100.00%	$1,969,660	100.00%	$1,928,345	100.00%	$1,072,791	100.00%
Less allowance for loan losses	15,928		15,805		15,692		14,671		13,727
	$1,908,983		$1,963,104		$1,953,968		$1,913,674		$1,059,064

Composition of Deposits - Unaudited
	March 31, 2018		December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Demand deposits	$706,128	32.14%	$744,960	33.34%	$710,691	31.09%	$660,481	30.20%	$376,674	32.56%
Interest-bearing demand deposits	501,745	22.84	486,621	21.78	480,620	21.02	454,675	20.79	141,981	12.27
Savings and money market	616,879	28.08	580,827	26.00	616,596	26.97	562,581	25.72	284,182	24.56
CDARS time deposits	17,247	0.78	21,582	0.97	37,836	1.65	39,746	1.82	41,369	3.58
CDARS/ICS non-maturity deposits	50,233	2.29	48,011	2.15	47,219	2.07	44,009	2.01	42,960	3.71
Brokered deposits	23,244	1.06	51,028	2.28	71,090	3.11	101,419	4.64	110,254	9.53
Time deposits	281,452	12.81	301,119	13.48	322,160	14.09	324,295	14.82	159,570	13.79
Total Deposits	$2,196,928	100.00%	$2,234,148	100.00%	$2,286,212	100.00%	$2,187,206	100.00%	$1,156,990	100.00%

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended - Unaudited

	March 31, 2018			March 31, 2017
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$440,533	$2,679	2.43%	$212,104	$1,224	2.31%
Loans held for sale	21,257	227	4.27%	24,461	250	4.09%
Loans(1)	1,950,077	23,187	4.76%	1,052,167	11,949	4.54%
Interest-bearing balances and federal funds sold	136,969	515	1.50%	64,628	131	0.81%
Total interest-earning assets	2,548,836	26,608	4.18%	1,353,360	13,554	4.01%
Noninterest-earning assets:
Cash and due from banks	18,261			11,700
Premises, land and equipment	28,333			7,102
Other assets	276,819			45,009
Less: allowance for loan losses	(16,048)			(15,519)
Total noninterest-earning assets	307,365			48,292
Total Assets	$2,856,201			$1,401,652

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$502,621	$590	0.47%	$141,315	$153	0.43%
Money market deposit accounts	494,707	930	0.75%	258,786	345	0.53%
Savings accounts	173,509	209	0.48%	61,001	90	0.59%
Time deposits	346,193	1,069	1.24%	299,973	914	1.22%
Total interest-bearing deposits	1,517,030	2,798	0.74%	761,075	1,502	0.79%
Borrowings:
FHLB short-term borrowings	91,002	350	1.54%	28,367	16	0.23%
Securities sold under agreements to repurchase and federal funds purchased	57,344	14	0.10%	86,200	166	0.77%
Subordinated debentures	3,891	75	7.71%	-	-	0.00%
FHLB long-term borrowings	40,000	126	1.26%	59,555	180	1.21%
Total borrowings	192,237	565	1.18%	174,122	362	0.83%
Total interest-bearing deposits and borrowings	1,709,267	3,363	0.79%	935,197	1,864	0.80%
Noninterest-bearing liabilities:
Demand deposits	698,192			335,234
Other liabilities	25,962			9,497
Total liabilities	2,433,421			1,279,928
Shareholders' Equity	422,780			121,724
Total Liabilities and Shareholders' Equity	$2,856,201			$1,401,652

Interest Spread(2)			3.39%			3.21%

Net Interest Margin(3)		$23,245	3.65%		$11,690	3.46%

(1) Loans placed on nonaccrual status are included in loan balances.
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Segment Reporting - Unaudited

Three Months Ended	Commercial	Mortgage	Trust & Wealth			Consolidated
March 31, 2018	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$26,287	$227	$2	$6	$86	$26,608
Gain on sale of loans	-	2,792	-	-	-	2,792
Other revenues	1,505	1,269	1,741	418	(330)	4,603
Total revenues	27,792	4,288	1,743	424	(244)	34,003

Expenses:
Interest expense	3,294	(152)	-	135	86	3,363
Salaries and employee benefits	7,928	2,877	948	-	(25)	11,728
Other expenses	7,285	706	482	828	(305)	8,996
Total operating expenses	18,507	3,431	1,430	963	(244)	24,087

Income (loss) before income taxes	$9,285	$857	$313	$(539)	$-	$9,916

Total assets	$2,781,867	$39,416	$11,078	$22,494	$(21,007)	$2,833,848

Three Months Ended	Commercial	Mortgage	Trust & Wealth			Consolidated
December 31, 2017	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$26,837	$295	$-	$8	$(45)	$27,095
Gain on sale of loans	136	4,959	-	-	-	5,095
Other revenues	1,825	(1)	1,793	478	(509)	3,586
Total revenues	28,798	5,253	1,793	486	(554)	35,776

Expenses:
Interest expense	3,116	(24)	-	135	(45)	3,182
Salaries and employee benefits	8,116	2,836	1,163	-	-	12,115
Other expenses	8,825	1,092	919	1,131	(509)	11,458
Total operating expenses	20,057	3,904	2,082	1,266	(554)	26,755

Income (loss) before income taxes	$8,741	$1,349	$(289)	$(780)	$-	$9,021

Total assets	$2,827,041	$31,999	$10,967	$21,727	$(17,840)	$2,873,894

Three Months Ended	Commercial	Mortgage	Wealth			Consolidated
March 31, 2017	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$13,394	$250	$-	$6	$(96)	$13,554
Gain on sale of loans	-	3,345	-	-	-	3,345
Other revenues	765	1,126	754	336	(323)	2,658
Total revenues	14,159	4,721	754	342	(419)	19,557

Expenses:
Interest expense	1,870	27	-	63	(96)	1,864
Salaries and employee benefits	4,418	3,031	591	-	-	8,040
Other expenses	3,527	841	239	2,822	(323)	7,106
Total operating expenses	9,815	3,899	830	2,885	(419)	17,010

Income (loss) before income taxes	$4,344	$822	$(76)	$(2,543)	$-	$2,547

Total assets	$1,351,257	$52,447	$2,739	$20,657	$(25,753)	$1,401,347

Reconciliation of Non-GAAP Financial Measures - Unaudited

The press release contains certain financial information determined by methods other than in accordance with generally accepted accounting policies in the United States (GAAP). These non-GAAP financial measures are “tangible book value per common shares”, “tangible common equity ratio”, and “net interest margin on a fully tax equivalent basis.” This non-GAAP disclosure has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Corporation’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Management uses these non-GAAP measures in its analysis of our performance because it believes these measures are material and will be used as a measure of our performance by investors.

	Three Months	Three Months	Three Months	Three Months	Three Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars In Thousands)	2018	2017	2017	2017	2017	2017

Book value per common share	$20.62	$20.53	$20.55	$20.36	$11.40	$20.53
Effect of intangible assets	$(8.97)	$(9.01)	$(8.91)	$(9.04)	$(0.17)	$(9.01)
Tangible book value per common share	$11.65	$11.52	$11.64	$11.32	$11.23	$11.52

Common equity ratio	15.06%	14.67%	14.62%	15.05%	8.77%	14.67%
Effect of intangible assets	-5.96%	-5.88%	-5.77%	-6.08%	-0.12%	-5.88%
Tangible common equity ratio	9.10%	8.79%	8.85%	8.97%	8.65%	8.79%

Net interest margin	3.65%	3.77%	3.76%	3.91%	3.46%	3.81%
Effect of tax exempt securities and loans	0.05%	0.06%	0.10%	0.06%	0.06%	0.07%
Net interest margin - fully tax equivalent basis	3.70%	3.83%	3.86%	3.97%	3.52%	3.88%

Return on average equity	7.06%	3.09%	6.69%	3.73%	8.57%	5.03%
Effect of intangible assets	6.51%	1.97%	5.20%	3.00%	0.13%	2.69%
Return on average tangible equity	13.57%	5.06%	11.89%	6.73%	8.70%	7.72%

Average equity	$422,780	$394,319	$418,678	$412,146	$121,724	$327,738
Effect of average intangible assets	$184,399	$153,565	$183,152	$183,666	$1,828	$125,330
Average tangible equity	$238,381	$240,754	$235,526	$228,480	$119,896	$202,408

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100